FORTIVE CORPORATION’S UNAUDITED PRO FORMA CONSOLIDATED CONDENSED FINANCIAL STATEMENTS
OVERVIEW
On October 1, 2018, Fortive Corporation (“Fortive” or the “Company”) completed the split-off of Stevens Holding Company, Inc. (“Stevens Holding”) through an offer to exchange (the “Exchange Offer”) all shares of common stock of Stevens Holding owned by Fortive for shares of common stock Fortive validly tendered and accepted in the Exchange Offer. Fortive accepted 15,824,931 shares of common stock of Fortive for 35,000,000 outstanding shares of common stock of Stevens Holding (the “Split-Off”). Concurrently with the settlement of the Exchange Offer and the consummation of the Split-Off, (i) Fortive consummated the direct sale of certain entities and assets and liabilities of the Automation & Specialty platform of Fortive, excluding Fortive’s Hengstler and Dynapar businesses (such Automation & Specialty platform excluding the Hengstler and Dynapar businesses, the “A&S Business”), not otherwise held by Stevens Holding for a purchase price of $1.0 billion (the “Direct Sale”), (ii) Stevens Holding issued to Fortive a cash dividend of $150.0 million (the “Cash Dividend”), (iii) Stevens Holding issued to Fortive $250.0 million in debt securities, which debt securities Fortive exchanged with a third party for $244.7 million of outstanding debt securities of Fortive (“Debt Exchange”), and (iv) Stevens Holding was merged with a subsidiary of Altra Industrial Motion Corp. (“Altra”), with each outstanding share of common stock of Stevens Holding being converted into the right to receive one share of common stock of Altra and with Stevens Holding surviving as a wholly-owned subsidiary of Altra (the “Merger” and, together with the Split-Off, the Direct Sale, the Cash Dividend, and the Debt Exchange, the “Disposition”).
BASIS OF PRESENTATION
The following unaudited pro forma consolidated condensed financial statements of Fortive were derived from its historical consolidated financial statements and are being presented to give effect to the following: (i) the separation of the historical A&S Business financial results prepared on a carve-out basis (“Separation”); (ii) adjustments to the A&S Business’s carve-out financial statements to reflect the continuing operations of Fortive; and (iii) the components of the consideration received and the resulting gain on the Disposition.
The unaudited pro forma consolidated condensed financial statements of Fortive are based on currently available information and assumptions that Fortive’s management believe are reasonable, that reflect the impact of events directly attributable to the Disposition that are factually supportable, and for purposes of the Unaudited Pro Forma Consolidated Condensed Statements of Earnings, that are expected to have a continuing impact on Fortive.
The Unaudited Pro Forma Consolidated Condensed Statements of Earnings for the six months ended June 29, 2018 and for the years ended December 31, 2017, 2016 and 2015 reflect Fortive’s results as if the Disposition had occurred on January 1, 2015. The Unaudited Pro Forma Consolidated Condensed Balance Sheet as of June 29, 2018 gives effect to the Disposition as if it had occurred on that date.
As the Disposition occurred during the fourth quarter of 2018, Fortive will classify the A&S Business as discontinued operations, retrospectively, in its historical financial statements beginning in the fourth quarter of 2018.
The unaudited pro forma consolidated condensed financial statements are not intended to be a complete presentation of Fortive’s financial position or results of operations had the Disposition occurred as of and for the periods indicated. In addition, the unaudited pro forma consolidated condensed financial statements are provided for illustrative and informational purposes only, and are not necessarily indicative of Fortive’s historical or future results of operations or financial condition had the Disposition been completed on the dates assumed.
The unaudited pro forma consolidated condensed financial statements should be read in conjunction with:

(i)
Fortive’s audited consolidated financial statements, the accompanying notes and Management’s Discussion and Analysis of Financial Condition and Results of Operations included in Fortive’s Annual Report on Form 10-K for the year ended December 31, 2017; and

(ii)
Fortive’s unaudited consolidated condensed financial statements, the accompanying notes and Management’s Discussion and Analysis of Financial Condition and Results of Operations included in Fortive’s Quarterly Report on Form 10-Q for the six months ended June 29, 2018.

FORTIVE CORPORATION AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF EARNINGS
($ and shares in millions, except per share amounts)

	Six Months Ended June 29, 2018
	Fortive Historical	Separation of A&S Business (a)	Disposition Adjustments		Pro Forma Fortive
Sales	$3,596.7	$(506.8)	$2.0	(c)	$3,091.9
Cost of sales	(1,787.0)	294.4	(2.0)	(c)	(1,494.6)
Gross profit	1,809.7	(212.4)	—		1,597.3
Operating costs:
Selling, general and administrative expenses	(869.2)	76.8	(0.8)	(d), (e)	(793.2)
Research and development expenses	(219.9)	18.1	—		(201.8)
Operating profit	720.6	(117.5)	(0.8)		602.3
Non-operating income (expense):
Interest expense, net	(49.9)	0.3	2.3	(f)	(47.3)
Other non-operating expenses	(1.8)	—	—		(1.8)
Earnings before income taxes	668.9	(117.2)	1.5		553.2
Income taxes	(112.7)	22.2	1.4	(h)	(89.1)
Net earnings	556.2	(95.0)	2.9		464.1
Mandatory convertible preferred stock cumulative dividends	(0.2)	—	—		(0.2)
Net earnings attributable to common stockholders	$556.0	$(95.0)	$2.9		$463.9
Net earnings per common share:
Basic	$1.59	—	—		$1.39
Diluted	$1.57	—	—		$1.37
Average common stock and common equivalent shares outstanding:
Basic	348.9	—	(15.8)	(b)	333.1
Diluted	354.7	—	(15.8)	(b)	338.9
See the accompanying Notes to the Unaudited Pro Forma Consolidated Condensed Financial Statements

FORTIVE CORPORATION AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF EARNINGS
($ and shares in millions, except per share amounts)

	Year Ended December 31, 2017
	Fortive Historical	Separation of A&S Business (a)	Disposition Adjustments		Pro Forma Fortive
Sales	$6,656.0	$(907.3)	$2.9	(c)	$5,751.6
Cost of sales	(3,357.5)	530.2	(2.9)	(c)	(2,830.2)
Gross profit	3,298.5	(377.1)	—		2,921.4
Operating costs:
Selling, general and administrative expenses	(1,537.6)	147.3	(22.3)	(d), (e), (g)	(1,412.6)
Research and development expenses	(406.0)	36.6	—		(369.4)
Operating profit	1,354.9	(193.2)	(22.3)		1,139.4
Non-operating income (expense):
Gain from acquisition	15.3	—	—		15.3
Interest expense and other	(86.0)	0.5	4.4	(f), (g)	(81.1)
Earnings before income taxes	1,284.2	(192.7)	(17.9)		1,073.6
Income taxes	(239.7)	41.0	9.4	(h)	(189.3)
Net earnings	$1,044.5	$(151.7)	$(8.5)		$884.3
Net earnings per common share:
Basic	$3.01	—	—		$2.67
Diluted	$2.96	—	—		$2.63
Average common stock and common equivalent shares outstanding:
Basic	347.5	—	(15.8)	(b)	331.7
Diluted	352.6	—	(15.8)	(b)	336.8
See the accompanying Notes to the Unaudited Pro Forma Consolidated Condensed Financial Statements

FORTIVE CORPORATION AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF EARNINGS
($ and shares in millions, except per share amounts)

	Year Ended December 31, 2016
	Fortive Historical	Separation of the A&S Business (a)	Separation Adjustments		Pro Forma Fortive
Sales	$6,224.3	$(852.6)	$2.5	(c)	$5,374.2
Cost of sales	(3,191.5)	503.7	(2.5)	(c)	(2,690.3)
Gross profit	3,032.8	(348.9)	—		2,683.9
Operating costs:
Selling, general and administrative expenses	(1,402.0)	148.4	(21.7)	(d), (g)	(1,275.3)
Research and development expenses	(384.8)	33.8	—		(351.0)
Operating profit	1,246.0	(166.7)	(21.7)		1,057.6
Non-operating income (expense):
Interest expense and other	(49.0)	0.5	1.4	(f), (g)	(47.1)
Earnings before income taxes	1,197.0	(166.2)	(20.3)		1,010.5
Income taxes	(324.7)	45.0	9.4	(h)	(270.3)
Net earnings	$872.3	$(121.2)	$(10.9)		$740.2
Net earnings per common share:
Basic	$2.52	—	—		$2.24
Diluted	$2.51	—	—		$2.23
Average common stock and common equivalent shares outstanding:
Basic	345.7	—	(15.8)	(b)	329.9
Diluted	347.3	—	(15.8)	(b)	331.5
See the accompanying Notes to the Unaudited Pro Forma Consolidated Condensed Financial Statements

FORTIVE CORPORATION AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF EARNINGS
($ and shares in millions, except per share amounts)

	Year Ended December 31, 2015
	Fortive Historical	Separation of the A&S Business (a)	Separation Adjustments		Pro Forma Fortive
Sales	$6,178.8	$(874.1)	$2.5	(c)	$5,307.2
Cost of sales	(3,178.8)	529.2	(2.5)	(c)	(2,652.1)
Gross profit	3,000.0	(344.9)	—		2,655.1
Operating costs:
Selling, general and administrative expenses	(1,352.6)	147.7	(22.8)	(d), (g)	(1,227.7)
Research and development expenses	(377.7)	31.8	—		(345.9)
Operating profit	1,269.7	(165.4)	(22.8)		1,081.5
Non-operating income (expense):
Interest expense and other	—	0.3	(0.3)	(g)	—
Earnings before income taxes	1,269.7	(165.1)	(23.1)		1,081.5
Income taxes	(405.9)	55.0	7.0	(h)	(343.9)
Net earnings	$863.8	$(110.1)	$(16.1)		$737.6
Net earnings per common share:
Basic	$2.50	—	—		$2.24
Diluted	$2.50	—	—		$2.24
Average common stock and common equivalent shares outstanding:
Basic	345.2	—	(15.8)	(b)	329.4
Diluted	345.2	—	(15.8)	(b)	329.4
See the accompanying Notes to the Unaudited Pro Forma Consolidated Condensed Financial Statements

FORTIVE CORPORATION AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET
($ and shares in millions, except per share amounts)

	As of June 29, 2018
	Fortive Historical	Separation of A&S Business (a)	Disposition Adjustments		Pro Forma Fortive
ASSETS
Current assets:
Cash and equivalents	$2,368.2	$—	$1,150.0	(i)	$3,518.2
Accounts receivable, net	1,187.8	(139.1)	3.2	(j) (p)	1,051.9
Inventories:
Finished goods	223.2	(16.1)	—		207.1
Work in process	107.9	(5.7)	—		102.2
Raw materials	311.2	(56.8)	—		254.4
Total inventories	642.3	(78.6)	—		563.7
Prepaid expenses and other current assets	305.1	(7.8)	—		297.3
Total current assets	4,503.4	(225.5)	1,153.2		5,431.1
Property, plant and equipment, net	690.4	(103.3)	—		587.1
Other assets	479.5	(8.1)	0.9	(l)	472.3
Goodwill	5,081.9	(535.1)	—		4,546.8
Other intangible assets, net	1,230.9	(19.3)	—		1,211.6
Total assets	$11,986.1	$(891.3)	$1,154.1		$12,248.9
LIABILITIES AND EQUITY
Current liabilities:
Current portion of long-term debt	$799.3	$—	$(244.7)	(m)	$554.6
Trade accounts payable	763.5	(107.2)	(0.6)	(j)	655.7
Accrued expenses and other current liabilities	735.9	(55.5)	147.1	(o)	827.5
Total current liabilities	2,298.7	(162.7)	(98.2)		2,037.8
Other long-term liabilities	1,118.1	(56.0)	(20.9)	(k), (l)	1,041.2
Long-term debt	2,927.4	—	—		2,927.4
Equity:
5.0% Mandatory convertible preferred stock, series A: $0.01 par value, 15 million shares authorized; 1.4 million shares issued and outstanding at June 29, 2018	—	—	—		—
Common stock	3.5	—	—		3.5
Additional paid-in capital	3,836.8	—	(1,336.1)	(b)	2,500.7
Retained earnings	1,853.9	(714.1)	2,609.0	(n)	3,748.8
Accumulated other comprehensive loss	(69.6)	41.5	0.3	(k), (l)	(27.8)
Total Fortive stockholders’ equity	5,624.6	(672.6)	1,273.2		6,225.2
Noncontrolling interests	17.3	—	—		17.3
Total stockholders’ equity	5,641.9	(672.6)	1,273.2		6,242.5
Total liabilities and equity	$11,986.1	$(891.3)	$1,154.1		$12,248.9
See the accompanying Notes to the Unaudited Pro Forma Consolidated Condensed Financial Statements

FORTIVE CORPORATION AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA CONSOLIDATED CONDENSED FINANCIAL STATEMENTS
For purposes of presenting the Pro Forma Fortive column on a continuing operations basis, the Unaudited Pro Forma Consolidated Condensed Statements of Earnings for the six months ended June 29, 2018 and for the years ended December 31, 2017, 2016 and 2015, and the Unaudited Pro Forma Consolidated Condensed Balance Sheet as of June 29, 2018 include the following pro forma adjustments:

(a)
Represents the operations, assets, liabilities and equity of the A&S Business derived from the historical combined financial statements of the A&S Business prepared on a “carve-out” basis of accounting.

(b)
These unaudited pro forma consolidated condensed financial statements reflect 15,824,931 shares of Fortive common stock tendered and exchanged for 35,000,000 shares of Stevens Holding common stock, reflecting an exchange ratio of 2.2117 shares of Stevens Holding for each share of Fortive common stock tendered and accepted that applied in the Exchange Offer.

Stevens Holding common stock owned by Fortive	35,000,000
Exchange Ratio	2.2117
Total shares of Fortive common stock accepted and retired	15,824,931

Approximately $1,336.1 million in the corresponding value of Fortive common stock, based on the closing price of Fortive common stock on the NYSE on October 1, 2018 retired in the exchange offer has been reflected as an adjustment to Additional paid-in capital in the Unaudited Pro Forma Consolidated Condensed Balance Sheet. In addition, basic and diluted shares have been reduced by 15,824,931 shares in the Unaudited Pro Forma Consolidated Condensed Statement of Earnings for all periods presented.

Unaudited Pro Forma Consolidated Condensed Statements of Earnings

(c)	Represents adjustments for intercompany transactions that occurred prior to the Disposition, have been eliminated in consolidation and will no longer be eliminated subsequent to the Disposition.

(d)
Represents the inclusion of general corporate overhead costs which were allocated to the A&S Business as required by carve-out accounting principles, and will remain with Fortive as these costs will not be eliminated after the effect of the Disposition.

(e)
Represents the removal of all nonrecurring Disposition transaction costs which were incurred and are included in Fortive’s historical results of operations for the six months ended June 29, 2018 and the year ended December 31, 2017. These costs were primarily related to legal fees, third-party consulting and contractor fees, and other incremental costs directly related to Disposition activities that are not expected to have a continuing impact on Fortive’s results of operations following the Disposition.

(f)	Represents the removal of interest expense incurred on the portion of long-term debt that was retired with the Debt Exchange.

(g)	Represents the retrospective adoption of the new accounting standard ASU No. 2017-07, Compensation-Retirement Benefits (Topic 715).

(h)
Represents the tax impact of the Disposition adjustments, as well as the adjustments needed to reflect Pro Forma Fortive Net earnings. In determining the tax rate to apply to the Disposition adjustments, Fortive used the applicable statutory rate based on the jurisdiction in which the adjustment relates.

Unaudited Pro Forma Consolidated Condensed Balance Sheet

(i)
Represents $1.15 billion of cash Fortive received upon completion of the Disposition, which is comprised of the $1.0 billion consideration from the Direct Sale and $150 million from the Cash Dividend. Refer to footnote (n).

(j)	Represents adjustments for intercompany assets and liabilities as a result of the Disposition.

(k)
Represents the reclassifications of various pension and other postretirement employee benefit liabilities, and the related impact to Accumulated other comprehensive loss pursuant to the various agreements entered into as part of the Disposition, based on all the applicable factors as of June 29, 2018.

(l)
Represents the tax impact of the Disposition adjustments, as well as the adjustments needed to reflect Pro Forma Fortive assets and liabilities. In determining the tax rate to apply to the Disposition adjustments, Fortive used the applicable statutory rate based on the jurisdiction in which the adjustment relates.

(m)	Represents the retirement of $244.7 million of Fortive long-term debt from the Debt Exchange, all of which is current.

(n)	The estimated net gain on Disposition to be recognized by Fortive is calculated as follows:

Fair value of Fortive common stock tendered (15,824,931 shares at the Fortive closing price of $84.43 per share on October 1, 2018)	$1,336.1
Consideration from Direct Sale	1,000.0
Cash Dividend	150.0
Net value of Debt Exchange	248.5
Total consideration received	2,734.6
Less: Carrying Value of the A&S Business as of June 29, 2018 and estimated transaction-related costs	(742.6)
Estimated pre-tax gain on Disposition	1,992.0
Less: Estimated tax impact	(90.8)
Estimated net gain on Disposition	$1,901.2

The estimated gain on Disposition of $1,901.2 million is reflected in the Retained earnings amount of $2,609.0 million. The estimated net gain on Disposition has not been reflected in the Unaudited Pro Forma Consolidated Condensed Statements of Earnings.

The actual net gain on Disposition will be recorded during the fourth quarter of 2018.

(o)	The amount reflected in Accrued expenses and other current liabilities of $147.1 million reflects the estimated tax liability on the Disposition and estimated costs to complete the Disposition.

(p)	Represents the portion of fees incurred on the Debt Exchange reimbursed by Altra to Fortive.